DEFINITIVE PROXY

February 4 , 2005

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, DC  20549

Re:  Merit Advisors Investment Trust

       SEC File Nos. 333-112178 /811-21495

Ladies and Gentlemen:

On behalf of Merit Advisors Investment Trust, a Delaware statutory trust (the “Trust”), attached herewith for filing pursuant to paragraph (a) of Rule 20a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to the requirements of Rule14a-6(b) under the Securities Exchange Act of 1934, is a copy of the definitive proxy statement, notice of meeting and form of proxy to be furnished to shareholders of the Merit High Yield Fund (the  “Fund”), a series of the Trust, in connection with a Special  Meeting of Shareholders to be held on Friday, March 11, 2005 (the “Special Meeting”).  The Fund is a series of shares offered by the Trust.  No other series of the Trust is involved in the Special Meeting.  The definitive proxy materials will be sent to shareholders on or about February 9, 2005.

At the Special Meeting, shareholders will be asked to consider and approve four new members of the Trust’s Board of Trustees   The Fund also may transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Questions concerning these proxy materials may be directed to the undersigned at (631) 470-2616.

Very truly yours,

/s/ Emile R. Molineaux

Emile R. Molineaux

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

 Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to ss.240.14a-12

MERIT ADVISORS INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[Add Address and Telephone Number]

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

MERIT ADVISORS INVESTMENT TRUST

11032 QUAIL CREEK ROAD, SUITE 105

OKLAHOMA CITY, OKLAHOMA 73120-6208

                                                              February 4 , 2005

Dear Shareholder:

   As you may be aware, the Board of Trustees of Merit Advisors Investment Trust (the “Trust”) has recently decided to engage new service providers on behalf of the Trust. In conjunction with the change in service providers, the current trustees expressed their desire to resign from the Board, effective upon the election of a new Board of Trustees by the shareholders. Recent rules promulgated by the Securities and Exchange Commission require that, in most cases, 75% of a mutual fund’s Board of Trustees be “independent” as defined in the Investment Company Act of 1940 , as amended .. The election of the four new trustees, identified in the enclosed proxy statement, would satisfy this requirement.  The attached proxy statement seeks your vote in favor of the persons nominated to serve as trustees.

   Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling 1-877-556-3730 .. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our administrator, Gemini Fund Services, LLC or  our investment advisor, Merit Advisors, Inc., reminding you to vote your shares.

Sincerely,

/s/J. Paul Cunningham

J. Paul Cunningham

Trustee and President

MERIT ADVISORS INVESTMENT TRUST

11032 QUAIL CREEK ROAD, SUITE 105

OKLAHOMA CITY, OKLAHOMA 73120-6208

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 11, 2005

   To the Shareholders of Merit Advisors Investment Trust (the "Trust"):

   We cordially invite you to attend our Special Meeting of Shareholders (“Special Meeting”) to:

1.

Elect four new trustees to the Board of Trustees of the Trust (the “Board”), each of whom will serve until his or her successor is duly elected and qualified.

2.

Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

   We are holding the Special Meeting at the offices of Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788 on March 11, 2005 at 10:00 a.m. (Eastern time).

   Shareholders of record of the Trust as of the close of business on January 28, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST’S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

      /s/Emile R. Molineaux

      Emile R. Molineaux

      Secretary

February 4 , 2005

Instructions For Executing Proxy Card

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts : Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts : Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts : Should show the capacity of the individual signing. This can be shown in the form of the account registration itself or by the individual executing the proxy card.

MERIT ADVISORS INVESTMENT TRUST

11032 QUAIL CREEK ROAD, SUITE 105

OKLAHOMA CITY, OKLAHOMA 73120-6208

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 11, 2005

INTRODUCTION

   On November 23, 2004, the Board of Trustees (the “Board”) of Merit Advis o rs Investment Trust (the “Trust”) voted to terminate various service agreements with the Nottingham Management Company d/b/a The Nottingham Company (“Nottingham”) and enter into new service agreements with Gemini Fund Services, LLC (“GFS”).    In conjunction with the change in service providers, the current trustees expressed their desire to resign from the Board, effective upon the election of a new Board of Trustees by the shareholders.   Rules recently promulgated by the Securities and Exchange Commission (the “SEC”) require that, in most cases, 75% of the Board of Trustees of a mutual fund be “independent,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  In response, the trustees have nominated four candidates, three of whom will be independent trustees.  All four of the nominees currently serve as trustees of another mutual fund complex for which GFS acts as the fund accountant, transfer agent and administrator.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT

   We are sending you this Proxy Statement and the enclosed proxy card on behalf of the Trust because the Board is soliciting your proxy to vote at the Special Meeting of Shareholders (the "Special Meeting") and at any adjournments of the Special Meeting. This Proxy Statement gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

   The Trust intends to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about February 9 , 2005 to all shareholders entitled to vote. Shareholders of record as of the close of business on January 28, 2005 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of the Trust on the Record Date is detailed below.

Class of Shares	Shares Outstanding
Class A	162,119.698
Class C	51.138
No Load	None

   Each share of the Trust that you own entitles you to one vote on each proposal set forth in the table below (a fractional share has a fractional vote).

   We have previously sent to shareholders the annual report for the Trust, including financial statements for the fiscal period ended October 31, 2004.  The financial statements should be read in conjunction with this Proxy Statement.  If you would like to receive a copy of the report, please contact the Trust at its principal executive office, 11032 Quail Creek Road, Suite 105, Oklahoma City, Oklahoma 73120-6208, or call 1-877-556-3730 .. We will furnish such report(s) free of charge.

TIME AND PLACE OF SPECIAL MEETING

   We are holding the Special Meeting at the offices of Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788 on March 11, 2005 at 10:00 a.m. (Eastern time).

VOTING IN PERSON

   If you attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at 1-877-556-3730 if you plan to attend the Special Meeting.

VOTING BY PROXY

   Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

   If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the election of all four nominees for trustee of the Trust.

   Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

   If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Trust's Secretary in writing, to the address of the Trust set forth on the cover page of this Proxy Statement before the Special Meeting, that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

QUORUM REQUIREMENT AND ADJOURNMENT

   A quorum of shareholders is necessary to hold a valid meeting. Under the by-laws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of the Trust on the Record Date are present at the Special Meeting in person or by proxy.

   Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker may be entitled to vote your shares even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

   Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

   If a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies until a quorum shall be present or represented to a date no more than 120 days after the original Record Date. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote for one or more nominee in favor of such an adjournment and will vote those proxies that did not authorize a vote for any nominee against such an adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO ELECT TRUSTEES

   The affirmative vote of a plurality of votes cast by the shareholders of the Trust is necessary to elect trustees of the Trust at the Special Meeting, meaning that the four nominees with the most affirmative votes will be elected to the four open positions. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

PROXY SOLICITATION

     The cost of soliciting the proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meeting of shareholders and the enclosed proxy card will be borne by the Trust. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Trust, its administrator or its investment advisor.

OTHER MATTERS

   Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

   As a general matter, the Trust does not hold regular meetings of shareholders nor does it consider the unsolicited trustee nominees of shareholders. Under the proxy rules of the SEC , shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  Any shareholder proposal should be sent to Emile R. Molineaux, Secretary, Merit Advisors Investment Trust c/o Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788.

PROPOSAL 1 -ELECTION OF TRUSTEES

STRUCTURE OF THE BOARD OF TRUSTEES

   The Board currently consists of five persons. Three of the current trustees are "independent," meaning they are not "interested persons" of the Trust within the meaning of the 1940 Act. Two of the current trustees are "interested persons" because of their business and financial relationships with the Trust and their employment with the Trust's investment advisor, Merit Advisors, Inc. (the “Advisor”) and investment sub-advisor, Avondale Investments, LLC (the “Sub-Advisor”). The new Board will consist of four persons.  Three of the trustee nominees are independent persons.  One of the trustee nominees is an interested person because of his business and financial relationship with the Trust’s principal underwriter, Aquarius Fund Distributors, LLC (“Aquarius”).  Each of the trustee nominees serves on the Board of a Trust whose principal underwriter is Aquarius.  If the four nominees are elected, the five currently serving trustees will resign and the size of the Board will be reduced to four members.

NOMINEES FOR TRUSTEES

   The Trust's Nominating Committee (which consists solely of the currently serving independent trustees) has approved the nomination of each of the four nominees, as set forth below, to serve as trustee until his or her successor is duly elected and qualified. The address of each trustee nominee, unless otherwise indicated, will be 11032 Quail Creek Road, Suite 105, Oklahoma City, Oklahoma 73120-6208. If elected, each new trustee would oversee the Trust.

Nominees/ Proposed Independent Trustees

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupatio (s) Over Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held
L. Merill Bryan, Jr. (59)	None	N/A	Senior Vice President & Chief Information Officer of Union Pacific Corporation ; Preside n t, Union Pacific T echnologiesTransportation System, Inc.	N/A	AdvisorOne Funds; RAILINC Corporation; Fenix.
Anthony J. Hertl (55)	None	N/A

Consultant to small and emerging businesses since 2000;  Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years.

				N/A	AdvisorOne Funds ; Satuit Capital Management Trust.
Gary Lanzen (50)	None	N/A	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.	N/A	AdvisorOne Funds

Nominee /Proposed Interested Trustee

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) Over Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held
Michael Miola (52)†	None	N/A

Chief Executive

Officer and

Manager of Gemini

Fund Services, LLC; Co-Owner and

Co-Managing

Member of

NorthStar Financial

Services Group,

LLC ; Director of

Orion Advisor

Services, LLC ;

Manager of Clarke

Lanzen Skalla

Investment Firm,

LLC; Private

Investor &

Businessman;

f ormerly (1983 -

2001) Founder and

President of

American Data

Services, Inc.

				N/A	AdvisorOne Funds

†  Mr. Miola will be considered an interested trustee as a result of his relationship with Aquarius, principal underwriter of the Trust, a wholly - owned subsidiary of NorthStar Financial Services Group, LLC.

        The following table sets forth, for each trustee nominee, the aggregate dollar range of equity securities beneficially owned of the Trust and of all Funds overseen by each trustee in the Fund Complex as of January 28, 2005. The information as to beneficial ownership is based on statements furnished to the Trust by each t rustee nominee ..

Name of Trustee Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by the Trustee Nominee in Family of Investment Companies
L. Merrill Bryan , Jr.	None	None
Gary Lanzen	None	None
Anthony J. Hertl	None	None
Michael Miola	None	None

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

  The Board, including a majority of the currently serving independent trustees of the Board, unanimously recommends that you vote "FOR" these four nominees.

COMMITTEES OF THE BOARD

   The Board has four standing committees: an Audit Committee, Nominating Committee, Proxy Voting Committee and Qualified Legal Compliance Committee.

Audit Committee

   The Audit Committee consists of all of the currently serving independent trustees. The Audit Committee oversees the Trust's accounting and financial reporting policies and practices, reviews the results of the annual audit of  the   Trust's   financial  statements,   and  interacts  with  the   Trust's     independent   public accountants on behalf of all the  trustees.  The Audit Committee operates pursuant to an Audit Committee  Charter and meets  periodically as  necessary.

Nominating Committee

   The Nominating Committee consists of all of the currently serving independent trustees.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board and to stand for election at the appropriate meetings of the shareholders of the Trust.  The Nominating Committee seeks to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the mutual fund industry, skills or technological expertise and exemplary personal integrity and reputation. In addition, the Nominating Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company. At the January 27, 2005 Nominating Committee meeting, the Nominating Committee met and discussed the nomination of  the proposed new t rustees of the Trust, and nominated the proposed new Trustees to stand for election.   Each nominee was recommended by a representative of GFS, and by the officers of the Trust .. The Nominating Committee does not operate pursuant to a Nominating Committee Charter and meets only as necessary . The Nominating Committee generally will not consider unsolicited nominees recommended by shareholders of the Trust.

Proxy Voting Committee

   The Proxy Voting Committee consists of all of the currently serving independent trustees.  The Proxy Voting Committee will determine how the Trust should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Trust is entitled to vote presents a conflict between the interests of the Trust’s shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Trust, its A dvisor, or principal  underwriter,  on  the other hand.  The Proxy Voting Committee will also review the Trust's  Proxy  Voting  Policy and  recommend  any  changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary.

Qualified Legal Compliance Committee

   The Qualified Legal Compliance Committee consists of a ll of the currently serving independent trustees . The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary.

BOARD AND COMMITTEE MEETING ATTENDANCE

   The following table sets forth information regarding the number of meetings held by the Board and each committee of the Board for the Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of the Board or applicable committee held during the fiscal period May 14, 2004 (date of initial public investment) through October 31, 2004.

Board	Audit Committee	Nominating Committee	Proxy Voting Committee	Qualified Legal Compliance Committee
6	1	0	0	0

TRUSTEE COMPENSATION

   Each trustee who is not affiliated with the Trust will be compensated $2,000 per year plus $250 per meeting attended in person and $150 per meeting attended by telephone for his or her services as determined by the Trust’s current Nominating Committee. Information regarding compensation paid or accrued for each trustee of the Trust  during the fiscal period ended October 31, 2004 is detailed below.

Name of Trustee	Compensation From the Trust
Jack E. Brinson	$3,250
Theo H. Pitt, Jr.	$3,250
J. Buckley Standberg	$2,950
J. Paul Cunningham	$0
Donald L. Dillingham	$0

   The Trust currently does not offer retirement or deferred compensation plans to its trustees.

INDEPENDENT PUBLIC ACCOUNTANTS

   On November 23, 2004, the Audit Committee of the Board appointed Tait, Weller & Baker (“Tait Weller”) as the Trust's independent public accountants for the fiscal year ending October 31, 2005. Representatives of Tait Weller are not expected to be available at the Special Meeting or to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

   Deloitte & Touche LLP (“Deloitte”) served as the Trust’s independent public accountants for the fiscal period May 14, 2004 (date of initial public investment) through October 31, 2004.

FEES PAID TO DELOITTE

   Deloitte billed the Trust aggregate fees for professional services rendered for the 2004 fiscal period as follows:

Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
$ 16,750	$0	$ 5,000	$1,700

  The Trust’s Audit Committee pre-approved the engagement of Deloitte for the last fiscal period and will pre-approve the i ndependent public a ccountants for each fiscal year thereafter at an Audit Committee meeting called for such purpose.  The Audit Committee charter states that the Audit Committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the i ndependent public a ccountants to the Trust and to pre-approve, when appropriate, any non-audit services provided by the i ndependent public a ccountants to the Trust’s A dvis o r, or any entity controlling, controlled by, or under common control with the A dvis o r that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

   All of the services performed by Deloitte, including audit related and non-audit related services, for which there were none, were pre-approved by the Audit Committee, pursuant to the Audit Committee Charter. The audit fees for the period May 14, 2004 (date of initial public investment) through October 31, 2004 were for professional services rendered for the audit of the financial statements of the Trust, reviews, and issuances of consents, assistance with review of documents filed with the SEC . T ax fees billed to the Trust for the period ended October 31, 2004 were for services performed in connection with income tax services other than those directly related to the audit. The amount listed above for "All Other Fees" includes fees associated with the initial balance sheet audit and procedures by Deloitte subsequent to contribution of the seed capital used to capitalize the Trust at its inception.

   The Audit Committee considered and determined that the services provided by Deloitte were compatible with maintaining Deloitte’s independence. The aggregate fees included in audit fees are fees billed for the fiscal period for the audit of the Fund's annual financial statements. Of the time expended by the Fund's principal accountant to audit the Fund's financial statements for the fiscal period May 14, 2004 (date of initial public investment) through October 31, 2004, less than 50% of such time involved work performed by persons other than the principal accountant's full time, permanent employees. Deloitte did not perform any services on behalf of the Advisor.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR

   Merit Advisors, Inc., 11032 Quail Creek Road, Suite 105, Oklahoma City, Oklahoma 73120-6208, is the investment advisor for the Trust.

SUB-ADVISOR

   Avondale Investments, LLC, 211 North Robinson, Suite 200, Oklahoma City, Oklahoma, 73102, is the investment sub-advisor for the Trust.

ADMINISTRATOR

   Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, is the Trust’s administrator.

PRINCIPAL UNDERWRITER

  Aquarius Fund Distributors, LLC, 4020 South 147th Street, Omaha, N ebraska 68137 is the Trust’s principal underwriter.

OFFICERS OF THE TRUST

   Information regarding the currently serving officers of the Trust is set forth in the table below.

Name, Age and Position Held with Trust	Officer Since	Principal Occupation(s) During Past 5 Years
J. Paul Cunnigham (76) President 11032 Quail Creek Road, Suite 105 Oklahoma City, Oklahoma 73120-6208	March 2004	Investment Advisor and President of the Advisor since 1988.
Donald L. Dillingham (42) Vice President and Treasurer 11032 Quail Creek Road, Suite 105 Oklahoma City, Oklahoma 73120-6208	March 2004

Investment Advisor and Vice President of the Advisor since 2003;  Investment Advisor and President of the Sub-Advisor since 2001; previously Customer Service Manager/Institutional  Investment (1999-2001) and Relationship Manager/Investments (1998-1999) at Bank One Corporation in its Investment Management Group.

Emile R. Molineaux (42) Secretary 150 Motor Parkway, Suite 205 Hauppauge, NY 11788	January 2005	General Counsel of GFS since March 2004; Associate General Counsel of GFS from December 2003 to March 2004; and prior thereto, in-house counsel to the Dreyfus Family of Funds since January 1999.
Kevin Wolf (35) Assistant Secretary and Assistant Treasurer 150 Motor Parkway, Suite 205 Hauppauge, NY 11788	January 2005	Vice President of Fund Administration at GFS since 2003; prior thereto, Assistant Vice President at Salomon Smith Barney.

SECURITY OWNERSHIP OF MANAGEMENT

   Information regarding the ownership of each class of the Trust's shares by the trustees, nominees, and current executive officers of the Trust as of January 28, 2005 is set forth in the table below.

Name	Class of Shares	Number of Shares	Percent of Class
L. Merrill Bryan , Jr.	None	None	None
Anthony J. Hertl	None	None	None
Gary Lanzen	None	None	None
Michael Miola	None	None	None
J. Paul Cunningham	A	5,035.208	3.10
	C	50.632	99.01
Donald L. Dillingham	None	None	None
Emile R. Molineaux	None	None	None
Kevin Wolf	None	None	None

   As of January 28, 2005, the trustees, nominees and current executive officers as a group owned 3.13% of the Trust’s outstanding shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Trust, require the trustees, the Ad vis o r, affiliated persons (as defined in the 1940 Act) of the A dvis o r, and persons who beneficially own more than 10% of a registered class of the Trust’s outstanding securities ("Reporting Persons") to file reports of ownership of the Trust’s securities and changes in such ownership with the SEC. Such persons are required by SEC regulations to furnish the Trust with copies of all such filings.  Based on its review of the copies of all such filings received by it, the Trust believes that, during the fiscal period ended October 31, 2004, all filing requirements applicable to its Reporting Persons were met.

INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS

  As of January 28, 2005, to the knowledge of the Trust, only the following persons owned of record or beneficially 5% or more of any class of the Trust.

Name and Address of Owner	Class of Shares	Shares of Interest Owned and Nature of Ownership	% of Class’s Outstanding Shares Owned
Trust Company of America PO Box 6503 Englewood, CO 80155	A	156,646.294 (Record)	96.62
J. Paul Cunningham 6200 Lansbrook Lane Oklahoma City, OK 73132	C	50.632 (Beneficial)	99.01

PROXY DELIVERY

   If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call

1-877-556-3730 , or write the Trust’s transfer agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

BY ORDER OF THE BOARD OF TRUSTEES

                                                                               /s/ Emile R. Molineaux

                                                                                    Emile R. Molineaux

                                                                                                  Secretary

PROXY CARD

MERIT ADVISORS INVESTMENT TRUST

Proxy for a Special Meeting of Shareholders

March 11 , 2005

The undersigned hereby constitutes and appoints Emile R. Molineaux and Kevin Wolf , or any one of them, with power of substitution and resubstitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of Merit Advisors Investment Trust (the “Trust”) to be held at the offices of Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788 on the 11 th day of March, 2005  at 10:00 a.m. ( Eastern time), or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES:

1) L. Merrill Bryan, Jr. , 2) Anthony J. Hertl, 3) Gary Lanzen, and 4) Michael Miola ..

This proxy will be voted as specified below with respect to the action to be taken on the following proposals.

1.

To approve four new t rustees of the Trust as follows:

____   FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary)*

____   WITHOLD AUTHORITY FOR ALL NOMINEES LISTED ABOVE

   *WITHHELD FOR (write name of nominee in space provided below)

             _______________________________________________________

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys and proxies, shall vote in accordance with their best judgment.

2. To transact such other business as may properly come before the Special Meeting.

Management knows of no other such business.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “for” Proposal No 1.

By signing and dating this card, you authorize the proxies to vote on Proposal No. 1 as marked. If not marked, the proxies will vote “for” Proposal No. 1 and as they see fit on any other matter as may properly come before the S pecial M eeting. If you do not intend to personally attend the S pecial M eeting, please complete and mail this card at once in the enclosed envelope.

___________________________

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SIGNATURE

DATE

___________________________

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SIGNATURE (JOINT OWNER)

DATE

___________________________

TITLE (IF NECESSARY)

Please date and sign name or names to authorize the voting of your shares as indicated above. Where shares are registered with joint owners, all joint owners should sign. Persons signing as an executor, administrator, trustee or other representative should give full title as such. Please refer to the proxy statement discussion of these matters.

This proxy is solicited on behalf of the Trust’s Board of Trustees, who unanimously recommends that you vote in favor of the Proposal.